Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of DPW Holdings, Inc. (the “Registrant”) on Form 10-K for the period ended December 31, 2019 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Milton C. Ault III, Principal Executive Officer, and I, William B. Horne, Principal Financial Officer and Principal Accounting Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)       the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)       the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: May 29, 2020

By: /s/ Milton C. Ault III
Name: Milton C. Ault III
Title: Chief Executive Officer and
(Principal Executive Officer)

Date: May 29, 2020

By: /s/ William B. Horne
Name: William B. Horne
Title: Chief Financial Officer and
(Principal Financial Officer)